                                                                  EXHIBIT 21.1



           SUBSIDIARIES OF AMERICAN BUSINESS FINANCIAL SERVICES, INC.
           ----------------------------------------------------------


                                                                                               JURISDICTION
           PARENT                                    SUBSIDIARY                              OF INCORPORATION
------------------------------      ---------------------------------------------      ---------------------------
American Business Financial         American Business Credit, Inc. ("ABC")             Pennsylvania
Services, Inc. ("ABFS")

ABFS                                ABFS OSO, Inc.                                     Delaware

ABC                                 American Business Mortgage Services, Inc.          New Jersey
                                    (formerly New Jersey Mortgage and Investment
                                    Corp.) ("ABMS")

ABC                                 Processing Service Center, Inc.                    Pennsylvania

ABC                                 HomeAmerican Credit, Inc. ("HAC")(1)               Pennsylvania

ABC                                 HomeAmerican Consumer Discount Company             Pennsylvania

ABC                                 American Business Leasing, Inc. ("ABL")            Pennsylvania

ABC                                 Tiger Relocation Company                           Pennsylvania

ABC                                 Marion's Management Corp.                          Delaware
                                    (formerly American Business Finance Corp.)

ABC                                 August Advertising Agency Inc.                     Pennsylvania

ABFS                                American Business Insurance Agency                 Pennsylvania

ABFS                                BigCat, Inc.                                       Delaware

ABFS                                ABFS Greenmont, Inc.                               Delaware

ABFS                                ABFS 1996-1, Inc.(2)                               Delaware

ABFS                                ABFS 1996-2, Inc.(2)                               Delaware

ABFS                                ABFS 1997-1, Inc.(2)                               Delaware

ABFS                                ABFS 1997-2, Inc.(2)                               Delaware

ABFS                                ABFS 1998-1, Inc.(2)                               Delaware

ABFS                                ABFS 1998-2, Inc.(2)                               Delaware

ABFS                                ABFS 1998-3, Inc.(2)                               Delaware

ABFS                                ABFS 1998-4, Inc.(2)                               Delaware

ABFS                                ABFS 1999-1, Inc.(2)                               Delaware

ABFS                                ABFS 1999-2, Inc.(2)                               Delaware

ABFS                                ABFS 1999-3, Inc.(2)                               Delaware

ABFS                                ABFS 1999-4, Inc.(2)                               Delaware

ABFS                                ABFS 1998-A-1, Inc.(2)                             Delaware

ABFS                                ABFS 1998-A-2, Inc.(2)                             Delaware

ABFS                                ABFS 1999-A-1, Inc.(2)                             Delaware

ABFS                                ABFS 1999-A-2, Inc.(2)                             Delaware

ABFS                                ABFS 2000-1, Inc.(2)                               Delaware

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           SUBSIDIARIES OF AMERICAN BUSINESS FINANCIAL SERVICES, INC.
           ----------------------------------------------------------

                                                                                               JURISDICTION
           PARENT                                    SUBSIDIARY                              OF INCORPORATION
------------------------------      ---------------------------------------------      ---------------------------
ABFS                                ABFS 2000-2, Inc.(2)                               Delaware

ABFS                                ABFS 2000-3, Inc.(2)                               Delaware

ABFS                                ABFS 2000-4, Inc.(2)                               Delaware

ABFS                                ABFS 2001-1, Inc.(2)                               Delaware

ABFS                                ABFS 2001-2, Inc.(2)                               Delaware

ABFS                                ABFS 2001-3, Inc.(2)                               Delaware

ABFS                                ABFS Special Purpose Management, Inc.              Delaware

ABFS                                Upland Corporation                                 Utah

ABFS                                ABFS Residual Holding, Inc.                        Delaware

ABMS                                Federal Leasing Corp. ("FLC")                      New Jersey

ABL and FLC                         ABFS Finance LLC                                   Delaware

ABL and FLC                         ABFS Residual LLC                                  Delaware

ABL                                 ABFS Finance LLC, 1999-A(2)                        Delaware

ABL                                 ABFS Residual LLC, 1999-A(2)                       Delaware

ABL                                 American Business Lease Funding Corporation        Delaware

FLC                                 FLC Financial Corp.                                Delaware

FLC                                 FLC Financial Corp. II                             Delaware

-----------------
(1)  HomeAmerican Credit, Inc. is doing business as Upland Mortgage.
(2) Indicates special purpose entity, which has been established for the limited purpose of buying and reselling loans and leases.